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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):December 17, 1998 (December 2,
1998)






                          AMERICAN PAD & PAPER COMPANY
             (Exact name of registrant as specified in its charter)

                         Commission file number 1-11803


              Delaware                                    04-3164298
   (State or other jurisdiction of                     (I.R.S. Employer
   incorporation or organization)                     Identification No.)

17304 Preston Road, Suite 700, Dallas, TX                  75252-5613
   (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (972) 733-6200






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Item 5.  Other Events.

     On December 2, 1998, American Pad & Paper Company (the "Company") issued a press release announcing that it has named James V. Heim as President of its AMPAD division.

This press release is incorporated herein as Exhibit 99.018.

Exhibit

99.18 Press release by the Company dated December 2, 1998.





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       American Pad & Paper Company



December 17, 1998                                /s/ David N. Pilotte
Date                                    David N. Pilotte
                                        Vice President and Corporate Controller
                                        Principal Accounting Officer




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                                                                  Exhibit 99.018

                               CONTACT:Mark Lipscomb
                                       Vice President, Corporate Communications
                                       American Pad & Paper Co.
                                       (972) 733-5415
FOR IMMEDIATE RELEASE
                                       Theresa Schillero
                                       Leslie Feldman/Eileen King - Press
                                       (212) 850-5600
                                       Ken Pieper
                                       (972) 663-9390
                                       Morgen-Walke Associates

             AMERICAN PAD & PAPER NAMES PRESIDENT OF AMPAD DIVISION

         DALLAS, Texas, December 2, 1998, -- American Pad & Paper Company (NYSE:AGP) (AP&P) announced today that it has named James V. Heim as President of its AMPAD division.

         Mr. Heim, 44, joins AP&P from American Safety Razor, a $310 million consumer products Company, where he was Senior Vice President responsible for all aspects of marketing, sales and manufacturing. Prior to American Safety Razor, he held Senior VP Sales and General Manager positions with Maybelline/Cosmair, and has held senior marketing and sales positions with both Polaroid and Procter & Gamble. Mr. Heim received his Bachelors of Business Administration and Masters of Business Administration degrees from Southern Methodist University in Dallas, Texas.

         "Jim Heim has a proven track record as a creative, problem-solving marketing executive, who has consistently shown the ability to deliver high levels of sales performance while building strong, highly motivated marketing and sales organizations," said James W. Swent III, Chief Executive Officer of AP&P. "Jim's extensive experience with mass merchandisers such as Wal-Mart, K-Mart, CVS, Rite Aid and Target, will be key as we maintain and expand our presence in the retail channels, rebuild market share with the contract stationers, wholesalers and independent resellers and explore new channels with the food and drug chains. During his career Jim has directed a number of successful brand awareness campaigns and this expertise will be key in expanding our market presence with the AMPAD division."

         American Pad & Paper Company is a leading manufacturer and marketer of paper-based office products in North America. Product offerings include envelopes, writing pads, file folders, machine papers, greeting cards and other office products. The key operating divisions of the Company are Williamhouse, AMPAD, and Creative Card which market principally under the following Brand
Names: AMPAD(R), Century(TM), Embassy(R), Evidence(R), Globe-Weis(R), Gold Fibre(TM), Huxley(TM), Karolton(R), Kent(R), Peel & Seel(R), SCM(TM),
Williamhouse(TM)  and  World  Fibre(TM).  Company  revenues  in 1997  were  $687 million.


         This release contains forward-looking statements relating to future results. Actual results may differ significantly as a result of factors over which the Company has no control, including, but not limited to the following: changing economic conditions, slower than anticipated sales growth, price and product competition and changes in raw material costs. Additional information, which could affect the Company's financial results, is included in the Company's filings with the Securities and Exchange Commission.


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